                                  Exhibit 21



                  BANKAMERICA CORPORATION (BAC) SUBSIDIARIES
The following list sets forth information concerning the direct subsidiaries of BankAmerica Corporation (the Parent) and indirect subsidiaries of the Parent. Except as otherwise indicated, each subsidiary is wholly owned and does business under its own name.
                            As of December 31, 1997

* Denotes Ownership within the BAC Family by More Than One Entity  - See
                     Listing at end of report for details
@ Denotes Partial Outside Ownership  - See Listing at end of report for details

In certain cases, a small number of shares of a subsidiary may be held by one or more employees of the registrant due to
                          requirements of local law.


  Org #       LE Name                                                                        Jurisdiction of Incorporation
  ---         -------                                                                        -----------------------------
 Level        1 2 3 4 5 6 7 8
 -----        - - - - - - - -
  54          Appold Holdings Limited                                                                        Delaware, USA

  80            Appold Japan Limited                                                                             Hong Kong

  86            Appold Leasing Limited                                                                                U.K.

 199            Security Pacific EuroFinance, Inc.                                                           Delaware, USA

1400              Societe Nouvelle Les Dolomites Francaises, SARL*                                                  France

  52          Appold Leasing, Inc.                                                                           Delaware, USA

 368          BA Futures, Incorporated                                                                       Delaware, USA

2268            BA Futures, S.A.@                                                                                   France

  15          BA Northwest Community Service Corporation                                                   Washington, USA

 376          BancAmerica Commercial Corporation                                                         Pennsylvania, USA

 120          BancAmerica Robertson Stephens                                                                 Delaware, USA
                     DBA : Texas BA Securities, Inc.

 121          Bank of America Community Development Bank                                                   California, USA
                     DBA : Security Pacific Insurance Agency, Inc.

  44          Bank of America National Association                                                     USA (National Bank)

 385          Bank of America National Trust and Savings Association                                                   USA
                     DBA : Seafirst Bank
                     DBA : Security Pacific National Bank

 517            693327 Ontario Limited*@                                                                            Canada

3211            Alie Investments*                                                                                     U.K.

 361            BA Credit Corporation                                                                        Delaware, USA
                     DBA : BankAmerica Credit Corporation
                     DBA : SPFSSI-SPCC, Inc.

2275            BA Interactive Services Holding Company, Inc.                                                Delaware, USA

 282            BA Investment Services, Inc.                                                                 Delaware, USA

3000            BA Merchant Services, Inc.@                                                                  Delaware, USA

2792            BA Mortgage Securities, Inc.                                                                 Delaware, USA

 264            BA Properties, Inc.                                                                          Delaware, USA
                     DBA : BEBAC
                     DBA : Holding Pattern Company

2082            BA Service Corp.                                                                             Delaware, USA

 657            Bamerilease, Inc.                                                                             Arizona, USA

 266            BancAmerica Auto Finance Corp.                                                               Delaware, USA
                     DBA : Security Pacific Auto Finance


  Org #       LE Name                                                                            Jurisdiction of Incorporation
  ---         -------                                                                            -----------------------------
 Level        1 2 3 4 5 6 7 8
 -----        - - - - - - - -
 526            Bank of America (Jersey) Limited@                                                              Channel Islands

3120            Bank of America (Polska) S.A.                                                                           Poland

 514            Bank of America Canada                                                                                  Canada

 517              693327 Ontario Limited*@                                                                              Canada

 515              Bank of America Canada Leasing Corporation                                                            Canada

3206              Bank of America Canada Leasing III, Inc.                                                              Canada

3207              Bank of America Canada Leasing IV, Inc.                                                               Canada

3208              Bank of America Canada Leasing V, Inc.                                                                Canada

 516              Bank of America Canada Securities Corporation                                                         Canada

 437            Bank of America Colombia*@                                                                            Colombia

2019            Bank of America Illinois Community Development Corporation                                       Delaware, USA

 470            Bank of America International Limited*                                                                    U.K.

 473              BA Netting Limited                                                                                      U.K.

 476              Fenchurch Steamship Corporation                                                                      Liberia

 440            Bank of America, S.A.*                                                                                   Spain

 441              BankAmerica Gestion SGIIC, S.A.                                                                        Spain

 360            BankAmerica Business Credit, Inc.                                                                Delaware, USA
                     DBA : BA Business Credit, Inc.

 438            BankAmerica International                                                                       USA (Edge Act)

2270              Arrendadora BankAmerica, S.A.*                                                                        Mexico

2269              Bank of America Mexico, S.A.*                                                                         Mexico

 440              Bank of America, S.A.*                                                                                 Spain

 441                BankAmerica Gestion SGIIC, S.A.                                                                      Spain

 498              Inversiones of America Corredores de Bolsa Limitada*                                                   Chile

 443              Societe Anonyme Immobiliere du 28 Place Vendome                                                       France

1400                Societe Nouvelle Les Dolomites Francaises, SARL*                                                    France

 444            BankAmerica International Financial Corporation                                                 USA (Edge Act)


  Org #       LE Name                                                                        Jurisdiction of Incorporation
  ---         -------                                                                        -----------------------------
 Level        1 2 3 4 5 6 7 8
 -----        - - - - - - - -
3078              "BA Services (Poland)" Sp. zo.o                                                                   Poland

2270              Arrendadora BankAmerica, S.A.*                                                                    Mexico

 445              BA Asia Limited                                                                                Hong Kong

2801              BA Assets Company                                                                         Cayman Islands

 506              BA Australia Limited                                                                           Australia

3080                BA LocProc Pty. Limited                                                                      Australia

 509                BA Staff Limited                                                                             Australia

 707                BA Staff Superannuation Limited                                                              Australia

2941              BA Card Services, Inc.@                                                                      Philippines

 446              BA Finance (Hong Kong) Limited                                                                 Hong Kong

3212              BA Finance Ireland Limited                                                                       Ireland

2271              BA Forex (Philippines), Inc.                                                                 Philippines

 450              BA Holding Company S.A.*                                                                      Luxembourg

 470                Bank of America International Limited*                                                            U.K.

 473                  BA Netting Limited                                                                              U.K.

 476                  Fenchurch Steamship Corporation                                                              Liberia

 451                BankAmerica International Trustees (B.V.I.) Limited                             British Virgin Islands

 459                  BankAmerica Financial Services Ltd.                                           British Virgin Islands

 452                BankAmerica Trust and Banking Corporation (Bahamas)                                            Bahamas

 453                  Trunoms, Limited                                                                             Bahamas

 454                  Wolnoms, Limited                                                                             Bahamas

 455                BankAmerica Trust and Banking Corporation (Cayman) Limited                              Cayman Islands

1360                  BankAmerica Fund Management Limited                                                   Cayman Islands

 456                  Harbour Nominees Ltd.                                                                 Cayman Islands

 457                BankAmerica Trust Company (Hong Kong) Limited*                                               Hong Kong

 458                  BATCO Nominees Limited*                                                                    Hong Kong



  Org #       LE Name                                                                        Jurisdiction of Incorporation
  ---         -------                                                                        -----------------------------
 Level        1 2 3 4 5 6 7 8
 -----        - - - - - - - -
 461                    Fiduciary Services Limited*                                                              Hong Kong

 460                    ITG Secretaries Limited*                                                                 Hong Kong

 462                    Renfrew Services Limited*                                                                Hong Kong

 461                  Fiduciary Services Limited*                                                                Hong Kong

 460                  ITG Secretaries Limited*                                                                   Hong Kong

 462                  Renfrew Services Limited*                                                                  Hong Kong

 458                    BATCO Nominees Limited*                                                                  Hong Kong

 461                      Fiduciary Services Limited*                                                            Hong Kong

 460                      ITG Secretaries Limited*                                                               Hong Kong

 467                BankAmerica Trust Company (Jersey) Limited                                             Channel Islands

 468                  BankAmerica Properties (Jersey) Limited                                              Channel Islands

2939                  Fenborough Services Limited                                                   British Virgin Islands

2940                  NS Secretaries Limited                                                               Channel Islands

2938                  Ridgemount Services Limited                                                   British Virgin Islands

 469                  Unihouse Nominees Limited                                                            Channel Islands

3110              BA Insurance Brokerage Inc.@                                                                      Taiwan

3109              BA Securities Investment Advisory Limited@                                                        Taiwan

 449              BA Swallow Business Systems Limited                                                                 U.K.

 479              BamerInvest C.A.                                                                               Venezuela

 437              Bank of America Colombia*@                                                                      Colombia

 470              Bank of America International Limited*                                                              U.K.

 473               BA Netting Limited                                                                                 U.K.

 476               Fenchurch Steamship Corporation                                                                 Liberia

2140              Bank of America Malaysia Berhad                                                                 Malaysia

2269              Bank of America Mexico, S.A.*                                                                     Mexico

 481              BankAmerica Representacao e Servicos Limitada*                                                    Brazil


  Org #       LE Name                                                                        Jurisdiction of Incorporation
  ---         -------                                                                        -----------------------------
 Level        1 2 3 4 5 6 7 8
 -----        - - - - - - - -
1003              BankAmerica Singapore Limited                                                                  Singapore

3079              Bofa Investment Company S.A.                                                                   Argentina

 628              Bunga Orkid, Ltd.                                                                                Bermuda

 491              Companhia Internacional de Participacoes Empreendimentos S.A.@                                    Brazil

 492                Multi Banco S.A.@                                                                               Brazil

 293              Fundo 2000 de Conversao-Capital Estrangeiro                                                       Brazil

 534              Golden Gate Participacoes Ltda.                                                                   Brazil

 497              Hedges S.A.*                                                                                   Argentina

 232              Inchroy Credit Corporation Limited@                                                            Hong Kong

3021              InverAmerica S.A.*                                                                              Colombia

 498              Inversiones of America Corredores de Bolsa Limitada*                                               Chile

 499              Inversiones y Negocios Fiduciarios S.A.*                                                       Argentina

 301              InvestAmerica S.A.*                                                                                Chile

 668              Orion Eight, Inc.                                                                          Delaware, USA

 671                Delta FSC Eight, Inc.                                                              U.S. Virgin Islands

 669              Orion Nine, Inc.                                                                           Delaware, USA

 672                Delta FSC Nine, Inc.                                                               U.S. Virgin Islands

 670              Orion Ten, Inc.                                                                            Delaware, USA

 673                Delta FSC Ten, Inc.                                                                U.S. Virgin Islands

 306              Security Pacific Overseas Investment Corporation                                           Delaware, USA

 339                Appold Limited                                                                                    U.K.

 308                Bank of America (Asia) Limited*                                                              Hong Kong

 312                  Bank of America (Macau) Limited                                                                Macau

 309                  The Bank of Canton (Nominees) Limited                                                      Hong Kong

3021                InverAmerica S.A.*                                                                            Colombia

 301                InvestAmerica S.A.*                                                                              Chile


  Org #       LE Name                                                                        Jurisdiction of Incorporation
  ---         -------                                                                        -----------------------------
 Level        1 2 3 4 5 6 7 8
 -----        - - - - - - - -
 323                Security Pacific Australian Assets Limited                                                   Australia

 336                Security Pacific Financing Services Ltd.                                                          U.K.

 337                Security Pacific Hong Kong Holdings Limited                                                  Hong Kong

 308                  Bank of America (Asia) Limited*                                                            Hong Kong

 312                    Bank of America (Macau) Limited                                                              Macau

 309                    The Bank of Canton (Nominees) Limited                                                    Hong Kong

 501              Titulos Rioplatenses S.A.*                                                                       Uruguay

2078              Venco, B.V.                                                                               Cayman Islands

2144                Montana Fundo de Renda Fixa                                                                     Brazil

3083              Verrington Limited                                                                        Cayman Islands

2022            BankAmerica International Investment Corporation                                            USA (Edge Act)

3099              Ace China Holdings LLC@                                                                   Cayman Islands

2028              C.N. Investments, Inc.                                                                    Cayman Islands

2026              CIC Trading, S.A.*                                                                             Argentina

2079              Continental Bank Participacoes, Ltda.                                                             Brazil

2029              Continental Capital Markets Limited                                                                 U.K.

2030                Lease Continental PLC                                                                             U.K.

2032              Continental Finanziaria S.P.A.                                                                     Italy

2033              Continental Illinois De Mexico, S.A. De C.V.*                                                     Mexico

2037              Continental Information & Technology Services Co. S.A.*                                        Argentina

2038              Continental International Finance Corporation II Limitada*                                         Chile

2041              Continental International Securities Limited                                              Cayman Islands

2043              Continental Investment Company S.A.*                                                           Argentina

2044              Continental Servicios Corporativos, S.A. De C.V.                                                  Mexico

2098              Fundo 2001 de Conversao-Capital Estrangeiro                                                       Brazil

2054              Ismael I, Inc.                                                                            Cayman Islands

Org #     LE Name                                                                                Jurisdiction of Incorporation
-----     -------                                                                                -----------------------------
Level     1 2 3 4 5 6 7 8
-----     - - - - - - - -
2057          Juliana, Inc.                                                                                     Cayman Islands

2059            Justin, Inc. Chile Limitada*                                                                             Chile

2058          Justin, Inc.                                                                                      Cayman Islands

2059            Justin, Inc. Chile Limitada*                                                                             Chile

2064          Labco I, Inc.                                                                                     Cayman Islands

2065            Labco I, Inc. Chile Limitada*                                                                            Chile

2038              Continental International Finance Corporation II Limitada*                                             Chile

2067          Labco II, Inc.                                                                                    Cayman Islands

2065            Labco I, Inc. Chile Limitada*                                                                            Chile

2038              Continental International Finance Corporation II Limitada*                                             Chile

2107          Moraine Ltd.                                                                                      Cayman Islands

2026            CIC Trading, S.A.*                                                                                   Argentina

2037            Continental Information & Technology Services Co. S.A.*                                              Argentina

2043            Continental Investment Company S.A.*                                                                 Argentina

2077          Valores Mercantiles Banconti, C.A.                                                                     Venezuela

 313        BankAmerica Nominees (1993) Pte Ltd.                                                                     Singapore

 502        BankAmerica Nominees (Hong Kong) Ltd.                                                                    Hong Kong

 504        BankAmerica Nominees (Singapore) Pte. Ltd.                                                               Singapore

 503        BankAmerica Nominees Limited (London)                                                              Channel Islands

2999        BankAmerica Preferred Capital Corporation                                                            Maryland, USA

 481        BankAmerica Representacao e Servicos Limitada*                                                              Brazil

 542        BankAmerica Special Assets Corporation                                                               Delaware, USA

3106          Perissa LLC                                                                                        Delaware, USA

 250        BankAmerica Ventures                                                                               California, USA

2886        Bay Street Limited                                                                                  Cayman Islands

Org #     LE Name                                                                                 Jurisdiction of Incorporation
-----     -------                                                                                 -----------------------------
Level     1 2 3 4 5 6 7 8
-----     - - - - - - - -
 278        BofA Capital Management, Inc.                                                                         Delaware, USA
                       DBA : InterCash Capital Advisors
                       DBA : Pacific Century Advisers

2014        C.I.N.B. Nominees (London) Limited                                                                             U.K.

3217        Cabot Investments                                                                                              U.K.

2945        California Street Limited                                                                            Cayman Islands

  20        Centrum Properties Corporation                                                                      Washington, USA

2033        Continental Illinois De Mexico, S.A. De C.V.*                                                                Mexico

2020        Continental Illinois Property Corporation No. 3                                                       Delaware, USA

2021        Continental Illinois Venture Corporation                                                              Delaware, USA

2081        Continental Partners Group, Inc.                                                                      Delaware, USA

 625        DAS Holdings, Inc.                                                                                  Washington, USA

3016        Davis Street Limited                                                                                 Cayman Islands

 249        Equitable Deed Company                                                                              California, USA
                     DBA : Continental Auxiliary Company

 252        Grant County Power Company                                                                            Delaware, USA

2367        Het Loo REIT, Co.                                                                                     Delaware, USA

3225          CalKearn,  LLC*                                                                                   California, USA

 536        Lease Holding VI, Inc.                                                                                Delaware, USA

3210        Leman Investments*                                                                                             U.K.

2090        Moorpark Holding, Inc.                                                                                Delaware, USA

 541        NAGSA II, Inc.                                                                                        Delaware, USA

 258        Pacific Southwest Realty Company                                                                      Delaware, USA

2091        PDE, Inc.                                                                                            Cayman Islands

3218        PDN Holdings, LLC                                                                                     Delaware, USA

3211          Alie Investments*                                                                                            U.K.

3210          Leman Investments*                                                                                           U.K.

 259        PNB Securities Corporation                                                                          California, USA


Org #     LE Name                                                                                  Jurisdiction of Incorporation
-----     -------                                                                                  -----------------------------
Level     1 2 3 4 5 6 7 8
-----     - - - - - - - -
   11       Rainier Credit Company                                                                           Washington, USA

  416       Seafirst America Corporation                                                                     Washington, USA

 2185       Seafirst Asset Holding Co.                                                                         Delaware, USA

  411       Seafirst Auto Leasing, Inc.                                                                      Washington, USA

 1364       Seafirst Center Limited Partnership*                                                             Washington, USA

  404       Seafirst Insurance Corporation                                                                   Washington, USA

   27       Seafirst Investment Services, Inc.                                                               Washington, USA

  413       Seafirst Leasing Company                                                                         Washington, USA

  420       Seafirst Properties Corporation                                                                  Washington, USA

 1364         Seafirst Center Limited Partnership*                                                           Washington, USA

  421       Seafirst Services Corporation                                                                    Washington, USA

  265       Security Pacific Asia Limited                                                                          Singapore

  347       Security Pacific Equipment Leasing, Inc.                                                           Delaware, USA
                          DBA : SPELI

 428          BA Leasing & Capital Corporation                                                               California, USA

3003            Airlease Management Services, Inc.                                                             Delaware, USA

3254              Airlease Ltd., A California Limited Partnership*@                                          California, USA

1324            BA FSC Holdings, Inc.                                                                          Delaware, USA

3051              Aegina, Inc.                                                                                 Delaware, USA

3058                Aegina FSC, Inc.                                                                     U.S. Virgin Islands

 348              Aerocrane Leasing Ltd.                                                                 U.S. Virgin Islands

1323              BA Swiss FSC Holdings, Inc.                                                                  Delaware, USA

 551                Samedan Leasing Ltd.                                                                 U.S. Virgin Islands

2364              Canea FSC, Inc.                                                                        U.S. Virgin Islands

1419              Eloundra, Inc.                                                                               Delaware, USA

2790                Eloundra FSC, Inc.                                                                   U.S. Virgin Islands

2212              Epidaurus FSC, Inc.                                                                    U.S. Virgin Islands

 349              First Executive Sands Leasing Corp.                                                        California, USA


Org #     LE Name                                                                                     Jurisdiction of Incorporation
-----     -------                                                                                     -----------------------------
Level     1 2 3 4 5 6 7 8
-----     - - - - - - - -
 350                First Executive Leasing FSC Ltd.                                                          U.S. Virgin Islands

2791              Irapetra FSC, Inc.                                                                          U.S. Virgin Islands

3201              Jambu Holdings, Inc.                                                                              Delaware, USA

3209                Bunga Jambu Ltd.                                                                                      Bermuda

3075              Kavala, Inc.                                                                                      Delaware, USA

3076                Kavala FSC, Inc.                                                                                Barbados, BWI

1409              Knossus FSC, Inc.                                                                           U.S. Virgin Islands

2970              Lease Holding Company Pte. Ltd.                                                                       Singapore

3053              Lindos, Inc.                                                                                      Delaware, USA

3073                Lindos FSC, Inc.                                                                          U.S. Virgin Islands

 549              Marco Polo Leasing Ltd.                                                                     U.S. Virgin Islands

2213              Mycenae, Inc.                                                                                     Delaware, USA

2214                Mycenae FSC, Inc.                                                                         U.S. Virgin Islands

1436              Nauplia, Inc.                                                                                     Delaware, USA

1438                Nauplia FSC, Inc.                                                                         U.S. Virgin Islands

2368              Patras, Inc.                                                                                      Delaware, USA

2365                Patras FSC, Inc.                                                                          U.S. Virgin Islands

1408              Phaestos FSC, Inc.@                                                                         U.S. Virgin Islands

3054              Poros, Inc.                                                                                       Delaware, USA

3074                Poros FSC, Inc.                                                                           U.S. Virgin Islands

3052              Pylos, Inc.                                                                                       Delaware, USA

3059                Pylos FSC, Inc.                                                                           U.S. Virgin Islands

 550              Raffles Leasing Ltd.                                                                        U.S. Virgin Islands

1439              Sounion FSC, Inc.                                                                           U.S. Virgin Islands

 552              Tanah Merah Leasing Ltd.                                                                    U.S. Virgin Islands

3077              Thasos FSC, Inc.                                                                            British West Indies


Org #     LE Name                                                                                     Jurisdiction of Incorporation
-----     -------                                                                                     -----------------------------
Level     1 2 3 4 5 6 7 8
-----     - - - - - - - -
1420             Tiryns FSC, Inc.@                                                                          U.S. Virgin Islands

 184           General Fidelity Insurance Company                                                               California, USA

2969           Pydna Corporation                                                                                  Delaware, USA

 433           Transit Holding, Inc.                                                                              Delaware, USA

 434             Asset Holding Co. Inc.                                                                           Delaware, USA

3002           United States Airlease Holding, Inc.                                                             California, USA

 546         Balmoral Leasing Ltd.                                                                          U.S. Virgin Islands

 354         SPAA Leasing Corporation                                                                             Delaware, USA

 358       Security Pacific Financial Services of California Inc.                                                 Delaware, USA

3015       Silver REMIC Management Co.                                                                            Delaware, USA

3121       The Dana Partnership@                                                                                   South Africa

 533       The Electronic Payments Exchange, Inc.                                                                 Delaware, USA

3042       Vision Achievement Limited                                                                                 Hong Kong

 364       Zentac Productions, Inc.                                                                               Delaware, USA

2771         Kauai Hotel Limited Partnership@                                                                     Delaware, USA

 389     Bank of America Texas, N.A.                                                                                        USA

  32     Bank of America, FSB                                                                        USA (Federal Savings Bank)
                DBA : Bank of America Hawaii
                DBA : Bank of America, FSB, Community Development Division
                DBA : BankAmerica Housing Services, a division of Bank of America, FSB
                DBA : BankAmerica Mortgage, a division of Bank of America, FSB

2202       Arbor National Holdings, Inc.                                                                          New York, USA

2208         Arbor National Mortgage, Inc.                                                                        New York, USA

2203         Arbor Real Estate Management, Inc.                                                                   New York, USA

2206         Designated Appraisers, Inc.                                                                          New York, USA

2207         Home Closing Services, Inc.                                                                          New York, USA

2204         Lauren Advertising, Inc.                                                                             New York, USA

 641       Bank of America (Hawaii) Insurance Agency, Inc.                                                          Hawaii, USA

 631       Honfed Financial Services Corp.                                                                          Hawaii, USA

1411       United Mortgage Corporation                                                                           Minnesota, USA


Org #     LE Name                                                                                     Jurisdiction of Incorporation
-----     -------                                                                                     -----------------------------
Level     1 2 3 4 5 6 7 8
-----     - - - - - - - -
1410        United Mortgage Holding Company                                                                        Minnesota, USA

3069      BankAmerica Capital I                                                                                     Delaware, USA

3070      BankAmerica Capital II                                                                                    Delaware, USA

3081      BankAmerica Capital III                                                                                   Delaware, USA

  29      BankAmerica Community Development Corporation                                                               Oregon, USA

 139      BankAmerica Financial, Inc.                                                                               Delaware, USA

 370        B.A. Insurance (Cayman) Ltd.                                                                           Cayman Islands

2001        BankAmerica Capital Corporation                                                                         Delaware, USA

  98          Security Pacific Investors, Inc.                                                                      Delaware, USA

 182        BankAmerica Insurance Group, Inc.                                                                       Delaware, USA

 190          BA Insurance Agency, Inc.                                                                             Delaware, USA

  43          BankAmerica Southwest Insurance Agency, Inc.                                                           Arizona, USA

 185          General Fidelity Life Insurance Company                                                             California, USA

 109        Brazilian Financial Services, Inc.                                                                      Delaware, USA

 110          BFS Participacoes Ltda.                                                                                      Brazil

 112        Brazilian Tourism Holdings, Inc.                                                                        Delaware, USA

 397        Overseas Lending Corporation                                                                            Delaware, USA

 497          Hedges S.A.*                                                                                              Argentina

 499          Inversiones y Negocios Fiduciarios S.A.*                                                                  Argentina

 168        Security Pacific Housing Services, Inc.                                                                 Delaware, USA

 169          BankAmerica Acceptance Corp.                                                                          Delaware, USA

 170          Security Pacific Acceptance Corp. II                                                                  Delaware, USA

 172        Security Pacific Leasing Corporation                                                                    Delaware, USA

3071          DFO Partnership@                                                                                      New York, USA

 173          MCOG Leasing Corp.                                                                                  California, USA

2356          Sardonyx Shipping Pte Ltd@                                                                                Singapore

Org #     LE Name                                                                                Jurisdiction of Incorporation
-----     -------                                                                                -----------------------------
Level     1 2 3 4 5 6 7 8
-----     - - - - - - - -
 200          Securilease BV                                                                              Netherlands Antilles

 174          Security Pacific Capital Leasing Corporation                                                       Delaware, USA

 194          Security Pacific EuroFinance Holdings, Inc.                                                        Delaware, USA

 195            Security Pacific Equipment Finance (Europe) Inc.                                                 Delaware, USA

 224            Security Pacific Lease Finance (Europe) Inc.                                                     Delaware, USA

 218          Security Pacific International Leasfinance, Inc.                                                   Delaware, USA

3001          Ulysses Beta, Inc.                                                                                 Delaware, USA

3252            Beta Dearborn Limited Partnership *                                                              Delaware, USA

3251              Alpha Dearborn Limited Partnership *                                                           Delaware, USA

2972          Ulysses Queensland Corporation                                                                     Delaware, USA

 177          White Sands Leasing Corporation                                                                    Delaware, USA

 178            Pasir Mas Ltd.                                                                             U.S. Virgin Islands

 179          Windmill Sands Leasing Corporation                                                                 Delaware, USA

 180            Windmill Leasing Ltd.                                                                      U.S. Virgin Islands

 501        Titulos Rioplatenses S.A.*                                                                                 Uruguay

 400        Western America Financial, Inc.                                                                      Delaware, USA

3067      BankAmerica Institutional Capital A                                                                    Delaware, USA

3068      BankAmerica Institutional Capital B                                                                    Delaware, USA

2003      BankAmerica Investment Corporation                                                                     Delaware, USA

2784        Asia Port Investors LLC@                                                                            Cayman Islands

2785          Port Investors Limited                                                                    British Virgin Islands

2010      BankAmerica Realty Finance, Inc.                                                                       Delaware, USA

 380      BankAmerica Realty Services, Inc.                                                                      Delaware, USA

2247        555 California Street Partners@                                                                    California, USA

3205        Broadway Pointe Venture, LLC@                                                                      California, USA

2768        Maguire Partners - Glendale Center, L.L.C.@                                                        California, USA

2005      Continental Illinois Energy Development Corporation                                                    Delaware, USA

 Org #     LE Name                                                                               Jurisdiction of Incorporation
--------   -------                                                                               -----------------------------
 Level     1 2 3 4 5 6 7 8
--------   - - - - - - - -
    2110   LaSalle Street Natural Resources Corporation                                                          Delaware, USA

      12   Rainier Mortgage Company                                                                            Washington, USA

     372   Real Estate Collateral Management Company                                                             Delaware, USA

    3019     Villages of La Costa Southwest, L.L.C.*                                                             Delaware, USA

    3116   Robertson Stephens Investment Management Co.                                                          Delaware, USA

    3145     BA Robertson Stephens International Limited                                                                  U.K.

    3223       BancAmerica Robertson Stephens Evergreen, Ltd.@                                                          Israel

    3144     BancAmerica Robertson Stephens International Ltd.                                                 California, USA

    3122     Bayview Holdings, Inc.                                                                              Delaware, USA

    3220       Robertson, Stephens & Company Private Equity Group, L.L.C.*                                       Delaware, USA

    3139         Bayview Investors IV, L.P.@                                                                   California, USA

    3140         Bayview Investors V, L.P.@                                                                    California, USA

    3192         Bayview Investors VI, L.P.@                                                                   California, USA

    3189           Robertson Stephens Emerging Growth Partners, L.P.*@                                         California, USA

    3138         Bayview Investors, Ltd.@                                                                      California, USA

    3191           Delta Growth Fund, L.P.*@                                                                   California, USA

    3187           The Robertson Stephens Black Bear Fund I, L.P.*@                                            California, USA

    3193           The Robertson Stephens Orphan Fund*@                                                        California, USA

    3148         RCS III@                                                                                      California, USA

    3146         RCS Investors General Partnerships A-F@                                                       California, USA

    3147         RCSW II A Limited Partnership@                                                                California, USA

    3153         RS & Co. Environmental Partners, L.P.                                                           Delaware, USA

    3158         RS & Co. Venture Partners IV, L.P.                                                              Delaware, USA

    3159          RS & Co. IV, L.P.@                                                                             Delaware, USA

    3160         RS Pacific Venture L.P.*@                                                                      Cayman Islands

    3161       RSCPF Manager, LLC*                                                                             California, USA

    3162         Robertson Stephens Commercial Property Fund, LLC@                                             California, USA

    3185       RSCR I, L.L.C.*                                                                                   Delaware, USA

    3197         RS Investment Management, Inc.                                                                  Delaware, USA



 Org #     LE Name                                                                               Jurisdiction of Incorporation
--------   -------                                                                               -----------------------------

 Level     1 2 3 4 5 6 7 8
--------   - - - - - - - -
    3164       RSCRE II, L.L.C.*                                                                                 Delaware, USA

    3165         R.S. Property Fund I, L.P.@                                                                   California, USA

    3166       RSRF Company, LLC*                                                                              California, USA

    3172         Robertson Stephens Residential Fund, L.P.@                                                    California, USA

    3175         RSRF Castle Rock Company, LLC*                                                                   Arizona, USA

    3173         RSRF Fern Bluff Company, LP*                                                                  California, USA

    3174         RSRF Sabino Terrace Company, LLC*                                                                Arizona, USA

    3178     Omega II Management, L.L.C.@                                                                        Delaware, USA

    3179       Omega Ventures II, L.P.@                                                                        California, USA

    3180       Omega Ventures II Cayman, L.P.*@                                                                 Cayman Islands

    3184     Robertson Stephens Administrative General Partner, Ltd.                                            Cayman Islands

    3180       Omega Ventures II Cayman, L.P.*@                                                                 Cayman Islands

    3160       RS Pacific Venture L.P.*@                                                                        Cayman Islands

    3186     Robertson, Stephens & Company Investment Management, L.P.*                                        California, USA

    3194       Crossover Investment Management, L.L.C*@                                                          Delaware, USA

    3195         Crossover Fund II, L.P.@                                                                        Delaware, USA

    3196         Crossover Fund IIA, L.P.@                                                                       Delaware, USA

    3191       Delta Growth Fund, L.P.*@                                                                       California, USA

    3188       Golden Bear Fund, L.P.@                                                                         California, USA

    3231       Minerva Capital Partners, LLC@                                                                  California, USA

    3189       Robertson Stephens Emerging Growth Partners, L.P.*@                                             California, USA

    3187       The Robertson Stephens Black Bear Fund I, L.P.*@                                                California, USA

    3193       The Robertson Stephens Orphan Fund*@                                                            California, USA

    3190       The Robertson Stephens Orphan Offshore Fund, L.P.@                                               Cayman Islands

    3163     Robertson, Stephens Commercial Property Fund, L.P.*                                               California, USA

    3228       RSCPF 1201 Louisiana Place General Partner, Inc.                                                California, USA


 Org #     LE Name                                                                                     Jurisdiction of Incorporation
--------   -------                                                                                     -----------------------------

 Level     1 2 3 4 5 6 7 8
--------   - - - - - - - -
    3229         RSCPF 1201 Louisiana Place, L.P.*                                                               California, USA

    3230         RSCPF Fredricksburg, L.P.*                                                                      California, USA

    3226       RSCPF 801 Travis General Partner, Inc.                                                            California, USA

    3227         RSCPF 801 Travis, L.P.*                                                                         California, USA

    3281     RS Omega III Holdings, L.L.C.                                                                         Delaware, USA

     132   Security-First Company                                                                                California, USA

     133     Security-First CMO-I Corporation                                                                    California, USA



* LEGAL ENTITIES OWNED BY MORE THAN ONE ENTITY WITHIN THE BAC FAMILY
--------------------------------------------------------------------
 Legal            517               693327 Ontario Limited
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      514  Bank of America Canada                                                         10.2158400

                                      385  Bank of America National Trust and Savings Association                         51.6941600

                                                                                                                             61.91

 Legal           3254               Airlease Ltd., A California Limited Partnership
   Holding Type::                                   General   Partnership Interest
   Shareholders :
                                     3003  Airlease Management Services, Inc.                                              1.0000000

   Holding Type::                                   Limited   Partnership Interest
   Shareholders :
                                     3002  United States Airlease Holding, Inc.                                            5.0000000

                                      428  BA Leasing and Capital Corporation                                             17.2000000

                                                                                                                              23.2

 Legal           3211               Alie Investments
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      385  Bank of America National Trust and Savings Association                         99.9999964

                                     3218  PDN Holdings, LLC                                                                .0000036

                                                                                                                            100.00

 Legal           3251               Alpha Dearborn Limited Partnership
   Holding Type::                                   General   Partnership Interest
   Shareholders :
                                     3252  Beta Dearborn Limited Partnership                                               1.0000000

   Holding Type::                                   Limited   Partnership Interest
   Shareholders :
                                     3071  The DFO Partnership                                                            99.0000000

                                                                                                                            100.00

 Legal           2270               Arrendadora BankAmerica, S.A.
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      438  BankAmerica International                                                        .0025000

                                      444  BankAmerica International Financial Corporation                                99.9975000

                                                                                                                            100.00
 Legal            450               BA Holding Company S.A.
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      469  Unihouse Nominees Limited                                                         .000532

                                      444  BankAmerica International Financial Corporation                                99.9999468

                                                                                                                            100.00

 Legal            308               Bank of America (Asia) Limited

   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      337  Security Pacific Hong Kong Holdings Limited                                    31.0519713

                                      306  Security Pacific Overseas Investment Corporation                               68.9480287

                                                                                                                            100.00
   Holding Type::                                   Voting    Preferred Shares
   Shareholders :
                                      337  Security Pacific Hong Kong Holdings Limited                                    81.2626966

                                      306  Security Pacific Overseas Investment Corporation                               18.7373034

                                                                                                                            100.00
 Legal            437                Bank of America Colombia
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      385  Bank of America National Trust and Savings Association                         94.9999056

                                      444  BankAmerica International Financial Corporation                                4.9999812

                                                                                                                         99.99988680


 Legal            470                Bank of America International Limited
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      450  BA Holding Company S.A.                                                        31.3327269

                                      385  Bank of America National Trust and Savings Association                         19.7235259

                                      444  BankAmerica International Financial Corporation                                48.9437472

                                                                                                                            100.00

  Legal          2269                Bank of America Mexico, S.A.
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      438  BankAmerica International                                                        .3267974

                                      444  BankAmerica International Financial Corporation                                99.6732026

                                                                                                                            100.00

 Legal            440                Bank of America, S.A.
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      385  Bank of America National Trust and Savings Association                         50.0000000

                                      438  BankAmerica International                                                      50.0000000

                                                                                                                            100.00

 Legal            481                BankAmerica Representacao e Servicos Limitada
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      385  Bank of America National Trust and Savings Association                           .0494041

                                      444  BankAmerica International Financial Corporation                                99.9505959

                                                                                                                            100.00

 Legal            457                BankAmerica Trust Company (Hong Kong) Limited
   Holding Type::                                   Voting    Common Shares
   Shareholders :

                                      450  BA Holding Company S.A.                                                        99.5815900

                                      458  BATCO Nominees Limited                                                           .4184100

                                                                                                                            100.00

 Legal            458                BATCO Nominees Limited
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      457  BankAmerica Trust Company (Hong Kong) Limited                                  50.0000000

                                      462  Renfrew Services Limited                                                       50.0000000

                                                                                                                            100.00

 Legal            3252               Beta Dearborn Limited Partnership
   Holding Type::                                   General   Partnership Interest
   Shareholders :
                                      3001 Ulysses Beta, Inc.                                                             25.0000000

   Holding Type::                                   Limited   Partnership Interest
   Shareholders :
                                      3071 The DFO Partnership                                                            75.0000000

                                                                                                                            100.00

 Legal            3225               CalKearn,  LLC
   Holding Type::                                   Member    Interest
   Shareholders :
                                      385  Bank of America National Trust and Savings Association                           .5000000

   Holding Type::                          Managing Member    Interest
   Shareholders :
                                     2367  Het Loo REIT, Co.                                                              99.5000000

                                                                                                                            100.00

 Legal            2026               CIC Trading, S.A.
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                     2022  BankAmerica International Investment Corporation                               99.0000000

                                     2107  Moraine Ltd.                                                                    1.0000000

                                                                                                                            100.00

 Legal            2033               Continental Illinois De Mexico, S.A. De C.V.
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      385  Bank of America National Trust and Savings Association                           .0000038

                                     2022  BankAmerica International Investment Corporation                               99.9999962


 Legal            2037               Continental Information & Technology Services Co. S.A.
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                     2022  BankAmerica International Investment Corporation                               99.0000000

                                     2107  Moraine Ltd.                                                                    1.0000000

                                                                                                                            100.00

 Legal            2038               Continental International Finance Corporation II Limitada

   Holding Type::                                   Voting    Participation or Partnership Interest
   Shareholders :
                                     2022  BankAmerica International Investment Corporation                               99.9788203

                                     2065  Labco I, Inc. Chile Limitada                                                     .0211797

                                                                                                                            100.00

 Legal            2043               Continental Investment Company S.A.
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                     2022  BankAmerica International Investment Corporation                               99.9999331

                                     2107  Moraine Ltd.                                                                     .0000669

                                                                                                                            100.00

 Legal            3194               Crossover Investment Management, L.L.C.
   Holding Type::                                   Member    Interest
   Shareholders :
                                     3138  Bayview Investors, Ltd.                                                           47.668

                                     3185  RSCR I, L.L.C.                                                                    13.083

   Holding Type::                          Managing Member    Interest
   Shareholders :
                                     3186  Robertson, Stephens & Company Investment Management, L.P.                          0.0

                                                                                                                             60.751

 Legal            3191               Delta Growth Fund, L.P.
   Holding Type::                                   General   Partnership Interest
   Shareholders :
                                     3138  Bayview Investors, Ltd.                                                             0.0

                                     3186  Robertson, Stephens & Company Investment Management, L.P.                           0.0
                                                                                                                              0.0

 Legal            461                Fiduciary Services Limited
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      457  BankAmerica Trust Company (Hong Kong) Limited                                  50.0000000

                                      458  BATCO Nominees Limited                                                         50.0000000

                                                                                                                            100.00

 Legal            497                Hedges S.A.
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      444  BankAmerica International Financial Corporation                                99.9000000

                                      397  Overseas Lending Corporation                                                     .1000000

                                                                                                                            100.00

 Legal           3021                Inveramerica S.A.
   Holding Type::                                   Voting    Common Shares
   Shareholders :
                                      444  BankAmerica International Financial Corporation                                89.9900000

                                      306  Security Pacific Overseas Investment Corporation                               10.0000000

                                                                                                                             99.99

  Legal          498           Inversiones of America Corredores de Bolsa Limitada
   Holding Type::                          Voting Participation or Partnership Interest
   Shareholders :
                                 438  BankAmerica International                                          .0003000

                                 444  BankAmerica International Financial Corporation                  99.9997000

                                                                                                         100.00

  Legal          499           Inversiones y Negocios Fiduciarios S.A.
   Holding Type::                          Voting Common Shares
   Shareholders :
                                 444  BankAmerica International Financial Corporation                  99.0000107

                                 397  Overseas Lending Corporation                                       .9999893

                                                                                                         100.00

  Legal          301           InvestAmerica S.A.
   Holding Type::                          Voting Common Shares
   Shareholders :
                                 444  BankAmerica International Financial Corporation                  99.9923797

                                 306  Security Pacific Overseas Investment Corporation                   .0076203

                                                                                                         100.00

  Legal          460           ITG Secretaries Limited
   Holding Type::                          Voting Common Shares
   Shareholders :
                                 457  BankAmerica Trust Company (Hong Kong) Limited                     50.0000000

                                 458  BATCO Nominees Limited                                            50.0000000

                                                                                                          100.00

  Legal          2059          Justin, Inc. Chile Limitada
   Holding Type::                          Voting Participation or Partnership Interest
   Shareholders :
                                 2057  Juliana, Inc.                                                     1.0000000

                                 2058  Justin, Inc.                                                     99.0000000

                                                                                                          100.00

  Legal          2065          Labco I, Inc. Chile Limitada
   Holding Type::                          Voting Participation or Partnership Interest
   Shareholders :
                                 2064  Labco I, Inc.                                                    99.0000000

                                 2067  Labco II, Inc.                                                    1.0000000

                                                                                                          100.00

  Legal          3210          Leman Investments
   Holding Type::                          Voting Common Shares
   Shareholders :
                                 385  Bank of America National Trust and Savings Association            99.9999833

                                3218  PDN Holdings, LLC                                                   .0000167

                                                                                                          100.00

  Legal          3180          Omega Ventures II Cayman, L.P.
   Holding Type::                          General Partnership Interest

   Shareholders :
                                3178  Omega II Management, L.L.C.                                        0.8000000

                                3184  Robertson Stephens Administrative General Partner, Ltd.            0.2000000

                                                                                                            1.00

  Legal          462           Renfrew Services Limited
   Holding Type::                          Voting Common Shares
   Shareholders :
                                 457  BankAmerica Trust Company (Hong Kong) Limited                     50.0000000

                                 458  BATCO Nominees Limited                                            50.0000000

                                                                                                          100.00

  Legal          3189          Robertson Stephens Emerging Growth Partners, L.P.
   Holding Type::                          General Partnership Interest
   Shareholders :
                                3192  Bayview Investors VI, L.P.                                         9.2830000

                                3186  Robertson, Stephens & Company Investment Management, L.P.          0.0000000

                                                                                                           9.283

  Legal          3186          Robertson, Stephens & Company Investment Management, L.P.
   Holding Type::                          Limited Partnership Interest
   Shareholders :
                                3185  RSCR I, L.L.C.                                                    99.0000000

   Holding Type::                          General Partnership Interest
   Shareholders :
                                3116  Robertson Stephens Investment Management Co.                       1.0000000

                                                                                                          100.00

  Legal          3220          Robertson, Stephens & Company Private Equity Group, L.L.C.
   Holding Type::                          Member Interest
   Shareholders :
                                3116  Robertson Stephens Investment Management Co.                      99.0000000

   Holding Type::                          Managing Member   Interest
   Shareholders :
                                3122  Bayview Holdings, Inc.                                             1.0000000

                                                                                                          100.00

  Legal          3163          Robertson, Stephens Commercial Property Fund, L.P.
   Holding Type::                          Limited Partnership Interest
   Shareholders :
                                3162  Robertson Stephens Commercial Property Fund, LLC                  99.0000000

   Holding Type::                          General Partnership Interest
   Shareholders :
                                3116  Robertson Stephens Investment Management Co.                       1.0000000

                                                                                                          100.00

  Legal          3160          RS Pacific Venture L.P.
   Holding Type::                          General Partnership Interest
   Shareholders :
                                3184  Robertson Stephens Administrative General Partner, Ltd.             .1000000

                                3220  Robertson, Stephens & Company Private Equity Group, L.L.C.          .9000000

                                                                                                             1.00
  Legal          3229          RSCPF 1201 Louisiana Place, L.P.
   Holding Type::                          Limited Partnership Interest
   Shareholders :
                                3163  Robertson, Stephens Commercial Property Fund, L.P.                99.0000000

   Holding Type::                          General Partnership Interest
   Shareholders :
                                3228  RSCPF 1201 Louisiana Place General Partner, Inc.                   1.0000000

                                                                                                           100.00

  Legal          3227          RSCPF 801 Travis, L.P.
   Holding Type::                          Limited Partnership Interest
   Shareholders :
                                3163  Robertson, Stephens Commercial Property Fund, L.P.                99.0000000

   Holding Type::                          General Partnership Interest
   Shareholders :
                                3226  RSCPF 801 Travis General Partner, Inc.                             1.0000000

                                                                                                           100.00

  Legal          3230          RSCPF Fredricksburg, L.P.
   Holding Type::                          Limited Partnership Interest
   Shareholders :
                                3163  Robertson, Stephens Commercial Property Fund, L.P.                99.0000000

   Holding Type::                          General Partnership Interest
   Shareholders :
                                3228  RSCPF 1201 Louisiana General Partner, Inc.                         1.0000000

                                                                                                           100.00

  Legal          3161          RSCPF Manager, LLC
   Holding Type::                          Member Interest
   Shareholders :
                                3116  Robertson Stephens Investment Management Co.                      99.0000000

   Holding Type::                          Managing Member Interest
   Shareholders :
                                3122  Bayview Holdings, Inc.                                             1.0000000

                                                                                                           100.00

  Legal          3185          RSCR I, L.L.C.
   Holding Type::                          Member Interest
   Shareholders :
                                3116  Robertson Stephens Investment Management Co.                      99.0000000

   Holding Type::                          Managing Member Interest
   Shareholders :
                                3122  Bayview Holdings, Inc.                                             1.0000000

                                                                                                          100.00

  Legal          3164          RSCRE II, L.L.C.
   Holding Type::                          Member Interest
   Shareholders :
                                3116  Robertson Stephens Investment Management Co.                      99.0000000

   Holding Type::                          Managing Member Interest
   Shareholders :
                                3122  Bayview Holdings, Inc.                                             1.0000000

                                                                                                          100.00

  Legal          3175          RSRF Castle Rock Company, LLC
   Holding Type::                          Member Interest
   Shareholders :
                                3172  Robertson Stephens Residential Fund, L.P.                         99.0000000

   Holding Type::                          Managing Member Interest
   Shareholders :
                                3166  RSRF Company, LLC                                                  1.0000000

                                                                                                           100.00

  Legal          3166          RSRF Company, LLC
   Holding Type::                          Member Interest
   Shareholders :
                                3138  Bayview Investors, Ltd.                                           52.5000000

                                3116  Robertson Stephens Investment Management Co.                      46.5000000

   Holding Type::                          Managing Member Interest
   Shareholders :
                                3122  Bayview Holdings, Inc.                                             1.0000000

                                                                                                           100.00

  Legal          3173          RSRF Fern Bluff Company, LP
   Holding Type::                          Limited Partnership Interest
   Shareholders :
                                3172  Robertson Stephens Residential Fund, L.P.                         99.0000000

   Holding Type::                          General Partnership Interest
   Shareholders :
                                3166  RSRF Company, LLC                                                  1.0000000

                                                                                                           100.00

  Legal          3174          RSRF Sabino Terrace Company, LLC
   Holding Type::                          Member Interest
   Shareholders :
                                3172  Robertson Stephens Residential Fund, L.P.                         98.5500000

   Holding Type::                          Managing Member Interest
   Shareholders :
                                3166  RSRF Company, LLC                                                  1.4500000

                                                                                                           100.00

  Legal          1364          Seafirst Center Limited Partnership
   Holding Type::                          Limited Partnership Interest
   Shareholders :
                                 385  Bank of America National Trust and Savings Association            49.0000000

                                 420  Seafirst Properties Corporation                                   49.0000000

   Holding Type::                          General Partnership Interest
   Shareholders :

                                 385  Bank of America National Trust and Savings Association             1.0000000

                                 420  Seafirst Properties Corporation                                    1.0000000

                                                                                                           100.00

  Legal          1400          Societe Nouvelle Les Dolomites Francaises, SARL
   Holding Type::                          Voting Common Shares
   Shareholders :
                                 199  Security Pacific EuroFinance, Inc.                                99.8000000

                                 443  Societe Anonyme Immobiliere du 28 Place Vendome                     .2000000

                                                                                                          100.00

  Legal          3187          The Robertson Stephens Black Bear Fund I, L.P.
   Holding Type::                          General Partnership Interest
   Shareholders :
                                3138  Bayview Investors, Ltd.                                            9.6525800

                                3186  Robertson, Stephens & Company Investment Management, L.P.           .2868700

                                                                                                         9.93945

  Legal          3193          The Robertson Stephens Orphan Fund
   Holding Type::                          General Partnership Interest
   Shareholders :
                                3138  Bayview Investors, Ltd.                                            12.3980000

                                3186  Robertson, Stephens & Company Investment Management, L.P.           0.0000000

                                                                                                         12.398

  Legal          501           Titulos Rioplatenses S.A.
   Holding Type::                          Voting Common Shares
   Shareholders :
                                 139  BankAmerica Financial, Inc.                                         2.0000000

                                 444  BankAmerica International Financial Corporation                    98.0000000

                                                                                                           100.00

  Legal          3019          Villages of la Costa Southwest, L.L.C.
   Holding Type::                          Member Interest
   Shareholders :
                                 380  BankAmerica Realty Services, Inc.                                  1.0000000

   Holding Type::                          Managing Member   Interest
   Shareholders :
                                 372  Real Estate Collateral Management Company                         99.0000000

                                                                                                          100.00


                         @ LISTING OF SUBSIDIARIES WHERE OWNERSHIP WITHIN THE BAC FAMILY IS LESS THAN 100%
                  -------------------------------------------------------------------------------------------------
           2247   555 California Street Partners                                                  50
            517   693327 Ontario Limited                                                        61.91
           3099   Ace China Holdings LLC                                                          50
           3254   Airlease Ltd., A California Limited Partnership                       23.2 ( general partner)
           2784   Asia Port Investors LLC                                                         90
           2941   BA Card Services, Inc.                                                      99.99541985
           2268   BA Futures, S.A.                                                               99.91
           3110   BA Insurance Brokerage Inc.                                                   99.9985
           3000   BA Merchant Services, Inc.                                                     66.59
           3109   BA Securities Investment Advisory Limited                                       99.7
           3223   BancAmerica Robertson Stephens Evergreen, Ltd.                                   50
            526   Bank of America (Jersey) Limited                                               99.9952
            437   Bank of America Colombia                                                     99.99988680
           3138   Bayview Investors, Ltd.                                                 1 (general partner)
           3139   Bayview Investors IV, L.P.                                              0 (general partner)
           3140   Bayview Investors V, L.P.                                               0 (general partner)
           3141   Bayview Investors VI, L.P.                                              1 (general partner)
           3205   Broadway Pointe Venture, LLC                                                      90
            491   Companhia Internacional de Participacoes Empreendimentos S.A.              99.99999929932
           3194   Crossover Investment Management, L.L.C.                              60.751 (managing member)
           3195   Crossover Fund II, L.P.                                              4.07492 (general partner)
           3196   Crossover Fund IIA, L.P.                                              .488 (general partner)
           3191   Delta Growth Fund, L.P.                                                 0 (general partner)
           3071   DFO Partnership                                                                   50
           3188   Golden Bear Fund, L.P.                                                  0 (general partner)
            232   Inchroy Credit Corporation Limited                                                50
           2771   Kauai Hotel Limited Partnership                                    1 nonvoting (general partner)
           2768   Maguire Partners - Glendale Center, L.L.C.                                        70
           3231   Minerva Capital Partners, LLC                                          .54 (managing member)
            492   Multi Banco S.A.                                                           99.87826922969
           3178   Omega II Management, L.L.C.                                           82.5 (general partner)
           3179   Omega Ventures II, L.P.                                                 1 (general partner)
           3180   Omega Ventures II Cayman, L.P.                                          1 (general partner)
           1408   Phaestos FSC, Inc.                                                                50
           3148   RCS III                                                                 0 (general partner)
           3146   RCS Investors General Partnerships A-F                                0.01 (general partner)
           3147   RCSW II A Limited Partnership                                           1 (general partner)
           3162   Robertson Stephens Commercial Property Fund, LLC                        0 (managing member)

           3189   Robertson Stephens Emerging Growth Partners, L.P.                     9.283 (general partner)
           3172   Robertson Stephens Residential Fund, L.P.                             1.45 (general partner)
           3165   R.S. Property Fund I, L.P.                                              0 (general partner)
           3159   RS & Co. IV, L.P.                                                       1 (general partner)
           3160   RS Pacific Venture L.P.                                                 1 (general partner)
           2356   Sardonyx Shipping Pte Ltd                                                         50
           3121   The Dana Partnership                                                            99.99
           3187   The Robertson Stephens Black Bear Fund I, L.P.                        9.939 (general partner)
           3193   The Robertson Stephens Orphan Fund                                   12.398 (general partner)
           3190   The Robertson Stephens Orphan Offshore Fund, L.P.                       0 (general partner)
           1420   Tiryns FSC, Inc.                                                                  50